UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2016

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

At PPL Corporation's ("PPL" or the "Company") Annual Meeting of Shareowners held on May 25, 2016 (the "Meeting"), the shareowners:

Elected all nine nominees for the office of director.  The votes for individual nominees were:

	Number of Votes
	For	Against	Abstain	Broker Non-Vote
Rodney C. Adkins	489,559,037	5,723,476	2,313,772	90,255,438
John W. Conway	484,705,086	10,409,268	2,481,931	90,255,438
Steven G. Elliott	491,638,943	3,681,801	2,275,541	90,255,438
Raja Rajamannar	486,159,054	8,758,723	2,678,508	90,255,438
Craig A. Rogerson	474,134,065	21,102,673	2,359,547	90,255,438
William H. Spence	476,939,502	17,252,122	3,404,661	90,255,438
Natica von Althann	486,306,402	8,589,343	2,700,540	90,255,438
Keith H. Williamson	489,185,903	5,781,050	2,629,333	90,255,438
Armando Zagalo de Lima	489,561,490	5,218,685	2,816,110	90,255,438

Approved, on an advisory basis, the 2015 compensation of the Company's named executive officers. The vote was 470,537,888 in favor and 22,513,638 against, with 4,543,815 abstaining and 90,256,383 broker non-votes.

Approved the PPL Corporation 2016 Short-term Incentive Plan.  The vote was 474,819,406 in favor and 18,536,053 against, with 4,239,881 abstaining and 90,256,383 broker non-votes.

Approved an amendment to PPL's articles of incorporation to increase the number of authorized shares of PPL's common stock, par value $.01 per share, from 780,000,000 shares of common stock to 1,560,000,000 shares of common stock. The vote was 547,931,077 in favor and 34,743,888 against, with 5,176,759 abstaining and no broker non-votes. Filed herewith as exhibit 3(i) is the Amended and Restated Articles of Incorporation of PPL to implement the proposal.

Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016. The vote was 581,011,911 in favor and 4,433,377 against, with 2,406,435 abstaining and no broker non-votes.

Rejected a shareowner proposal requesting PPL to assess and report on deployment of distributed low-carbon electricity generation resources.  The vote was 184,093,607 in favor and 247,763,144 against, with 38,738,590 abstaining and 90,256,383 broker non-votes.

The Company's April 12, 2016 proxy statement also included a shareowner proposal requesting adoption of a policy to require an independent chairman of the Board of Directors. This proposal, however, was not presented at the Meeting by a representative of the proponent and, therefore, was not acted upon.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3(i) - Amended and Restated Articles of Incorporation of PPL Corporation, effective as of May 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  May 26, 2016